F’23 Q4 Financial Results Brady Corporation September 5, 2023

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials, labor and freight as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks and systems against security breaches; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2023. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q4 F'23 Highlights

3

Strong Sales Growth	► Organic sales grew 6.9%, with organic growth in both regions.
Improved GPM	► GPM of 50.8% compared to 50.4% in Q4 of F'22. ► Healthy gross profit margins indicative of Brady's high value-add.
Record GAAP & Non-GAAP EPS	► GAAP EPS of $1.00 was up 23.5% over Q4 of last year. ► Diluted EPS Excluding Certain Items* increased 19.5% to $1.04 in Q4 of F'23 compared to $0.87 in Q4 of F'22.
Strong Regional Results	► Americas & Asia segment profit increased 17.2%. ► Europe & Australia segment profit increased 9.1%.

Full-Year F'23 Highlights

Record GAAP & Non-GAAP EPS	► GAAP EPS was up 21.0% in F'23 to an all-time high of $3.51. ► Diluted EPS Excluding Certain Items* was up 15.6% to an all-time high of $3.64.
Returned $120.4M to our Shareholders	► Purchased 1.6M shares in F'23 (approx. 3% of diluted shares). ► Paid dividends of $45.4M and announced our 38th consecutive year of dividend increases.
F'24 EPS Guidance	► F'24 GAAP EPS guidance of $3.70 - $3.95 (increase of 5.4% to 12.5% over F'23). ► F'24 Diluted EPS Excluding Certain Items* guidance of $3.85 - $4.10 (increase of 5.8% to 12.6% over F'23).

* Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

BRADY

Sales Overview 4 Q4 F’23 SALES: Total sales increased 6.8%. Organic sales increased 6.9%. • Americas & Asia – Organic sales increased 5.6%. • Europe & Australia – Organic sales increased 9.5%. Foreign currency translation increased sales 0.6%. Divestiture of PremiSys decreased sales 0.7%. $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $339 $324 $323 $326 $337 $346 $225 $250 $275 $300 $325 $350 Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Organic Growth (Decline) SALES (millions of USD) Q4 F’23 SALES COMMENTARY: Organic sales were up 7.5% in the Americas with growth in safety and facility ID and wire ID. Organic sales declined 7.8% in Asia due to weakness in China and Southeast Asia. Organic sales were up 9.0% in Europe with growth in all major product lines. Australia organic sales increased 12.8%.

Gross Profit Margin 5 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 $164 $163 $155 $156 $170 $17649.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 38% 40% 42% 44% 46% 48% 50% $100 $125 $150 $175 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 GROSS PROFIT & GPM% (millions of USD) Q4 F’23 – GROSS PROFIT MARGIN: Gross profit margin of 50.8% compared to 50.4% in Q4 of F’22. Strong gross profit margin in excess of 50% due to efficiency gains, reduced freight, and pricing actions. Inflation continues, but we are experiencing a reduced rate of inflation in certain geographies.

SG&A Expense 6 Q4 F’23 – SG&A EXPENSE: SG&A expense was 28.2% of sales compared to 29.2% of sales in the same quarter last year. Excluding amortization* from both periods, SG&A expense was 27.5% of sales compared to 28.0% of sales in the same quarter last year. We continue to focus on driving sustainable efficiency gains while making the investments necessary to increase sales into the future. $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 $96 $95 $90 $92 $91 $97 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD) * See appendix for non-GAAP measures.

R&D Expense 7 Q4 F’23 – R&D EXPENSE: We have a solid new product pipeline of high-quality materials and products to help our customers become more efficient. We are focused on ensuring that our R&D spend is both efficient and effective and we remain committed to investing in new product development. $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 $16.3 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 4.7% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 Q4 F’23 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 18.2% to $63.8M in Q4 of F’23 compared to $54.0M in Q4 of F’22. Income Before Income Taxes Excluding Certain Items*, which only removes amortization expense from each period presented, increased 14.8% to $66.2M in Q4 of F’23 compared to $57.7M in Q4 of F’22. INCOME BEFORE INCOME TAXES (GAAP) (millions of USD) $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $10 $20 $30 $40 $50 $60 $70 Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Year-on-Year Growth (Decline) * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix.

Net Income & Diluted EPS 9 Q4 F’23 – NET INCOME & DILUTED EPS: GAAP Net Income was $49.4M in Q4 of F’23 compared to $41.1M in Q4 of F’22 (an increase of 20.2%). • Net Income Excluding Certain Items* was $51.2M in Q4 of F’23 compared to $43.9M in Q4 of F’22 (an increase of 16.8%). GAAP Diluted EPS was $1.00 in Q4 of F’23 compared to $0.81 in Q4 of F’22 (an increase of 23.5%). • Diluted EPS Excluding Certain Items* was $1.04 in Q4 of F’23 compared to $0.87 in Q4 of F’22 (an increase of 19.5%). * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. $33.5 $30.9 $37.3 $28.0 $35.0 $33.8 $40.1 $41.1 $39.4 $38.0 $48.1 $49.4 $20 $30 $40 $50 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 NET INCOME (GAAP) (millions of USD) $0.64 $0.59 $0.71 $0.53 $0.67 $0.65 $0.78 $0.81 $0.79 $0.76 $0.96 $1.00 $0.20 $0.40 $0.60 $0.80 $1.00 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 DILUTED EPS (GAAP)

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 -$5 $15 $35 $55 $75 Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161%% of Net Income CASH FLOWS IN Q4 OF F’23: Overview: Cash flow from operating activities was up 49.0% in Q4 of F’23; increasing from $53.2M in Q4 of last year to $79.3M in the current quarter. Free cash flow* was $73.0M in Q4 of F’23 compared to $32.2M in Q4 of F’22. Cash generation was well in excess of net income due to improved working capital management and a constant focus on cash generation. Returning Funds to our Shareholders: In F’23, we returned a total of $120.4M to our shareholders in the form of dividends and buybacks. Dividends – Announced an increase in our annual dividends for the 38th consecutive year. Buybacks – Repurchased 1,560,885 shares in F’23 for $75.0M (average price of $48.05/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) 3 Mos. Ended Jul. 31, 2023 3 Mos. Ended Jul. 31, 2022 12 Mos. Ended Jul. 31, 2023 12 Mos. Ended Jul. 31, 2022 Cash Balance - Beginning of Period 135.0$ 103.1$ 114.1$ 147.3$ Cash Flow from Operating Activities 79.3 53.2 209.1 118.4 Capital Expenditures (6.3) (21.0) (19.2) (43.1) Dividends (11.2) (11.2) (45.4) (45.9) Share Repurchases (45.2) (24.3) (75.0) (109.2) Proceeds from Sale of Business - - 8.0 - Debt (Repayments) Borrowings (1.1) 18.0 (45.3) 57.0 Effect of Exchange Rates on Cash 1.1 (0.9) 3.1 (6.6) Other (0.1) (2.8) 2.1 (3.8) Cash Balance - End of Period 151.5$ 114.1$ 151.5$ 114.1$

Net Cash 11 STRONG BALANCE SHEET: July 31, 2023 cash = $151.5M. July 31, 2023 debt = $49.7M. Balance sheet provides flexibility for future organic and inorganic investments. $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $26 $19 $15 $31 $84 $102 $0 $50 $100 $150 $200 $250 $300 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 NET CASH (millions of USD)

F’23 Financial Summary 12 (millions of USD) 2023 2022 Change Sales 1,331.9$ 1,302.1$ 2.3% Organic Sales Growth 5.5% 9.4% Gross Margin 657.3 631.6 4.1% % of Sales 49.4% 48.5% Research and Development (61.4) (58.5) 4.8% Selling, General and Administrative (370.7) (380.0) (2.4%) % of Sales (27.8%) (29.2%) Operating Income 225.2 193.0 16.7% Other Income (Expense) 0.5 (1.0) Income Before Income Taxes 225.7$ 192.0$ 17.6% Net Income 174.9$ 150.0$ 16.6% Diluted EPS 3.51$ 2.90$ 21.0% Non-GAAP Measures: Net Income Excluding Certain Items* 181.5$ 162.7$ 11.5% Diluted EPS Excluding Certain Items* 3.64$ 3.15$ 15.6% Net Cash Position 101.8$ 19.1$ Year Ended July 31, * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix.

F’24 Diluted EPS Guidance GAAP Diluted EPS $3.70 to $3.95 (+5.4% to +12.5% vs. F’23) F’24 Diluted EPS, Excluding Certain Items* $3.85 to $4.10 (+5.8% to +12.6% vs. F’23) Guidance Assumptions: F’24 organic sales growth in the mid-single digit percentages. The only difference between GAAP Diluted EPS and Diluted EPS, Excluding Certain Items* F’24 guidance is the impact of amortization expense of $0.15 per share. Full-year income tax rate of approximately 22%. Foreign currency exchange rates as of July 31, 2023. Depreciation and amortization expense of $32M to $34M. Capital expenditures of approximately $75M (inclusive of $55M related to the conversion of previously leased critical manufacturing facilities). 13 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Americas & Asia 14 • Revenues increased 4.4% in Q4 of F’23: • Organic growth = + 5.6%. • Fx reduction = (0.2%). • Divestiture = (1.0%). • Organic sales grew 7.5% in the Americas, driven by Identification Solutions which was partially offset by a decline in organic sales in Workplace Safety. • Organic sales declined 7.8% in Asia due to a decline in China and Southeast Asia. • Segment profit increased due to organic sales growth, reduced freight expense and operational efficiencies. Q4 F’23 SUMMARY:Q4 F’23 vs. Q4 F’22 (millions of USD) $180 $170 $189 $196 $213 $208 $223 $218 $218 $220 $223 $227 20% 18% 20% 17% 18% 16% 20% 20% 19% 18% 22% 22% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 Q1 F'21 (7.9%) (0.4%) - Q2 F'21 (7.3%) 0.1% - Q3 F'21 7.8% 1.1% - Q4 F'21 18.0% 1.9% 3.7% Q1 F'22 9.3% 0.9% 8.3% Q2 F'22 13.9% - 8.1% Q3 F'22 9.2% (0.1%) 8.6% Q4 F'22 9.1% (1.0%) 2.8% Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) SALES & SEGMENT PROFIT % (millions of USD) Q4 F’23 Q4 F’22 Change Sales $ 227.5 $ 217.8 + 4.4% Segment Profit 50.0 42.6 + 17.2% Segment Profit % 22.0% 19.6% + 240 bps Organic For. Curr. Acq. & Div. • Organic sales growth in the mid-single digit percentages in F’24. • Continued growth in segment profit. OUTLOOK:

Europe & Australia 15 • Revenues increased 11.5% in Q4 of F’23: • Organic growth = + 9.5%. • Fx increase = + 2.0%. • Organic sales grew 9.0% in Europe driven by all major product lines. • Organic sales grew 12.8% in Australia which was driven by a combination of increased volume and pricing. • Segment profit increased but inflationary pressures reduced segment profit as a % of sales. Q4 F’23 SUMMARY:Q4 F’23 vs. Q4 F’22 (millions of USD) $98 $95 $106 $110 $109 $110 $116 $106 $104 $106 $114 $118 13% 12% 15% 14% 13% 15% 14% 16% 16% 13% 15% 16% 0% 5% 10% 15% $50 $100 $150 Q1 F'21 1.5% 5.6% - Q2 F'21 (4.4%) 7.0% - Q3 F'21 4.2% 11.0% - Q4 F'21 3.2% 8.6% 6.3% Q1 F'22 2.6% 0.6% 8.2% Q2 F'22 11.7% (5.8%) 9.6% Q3 F'22 8.5% (8.2%) 8.7% Q4 F'22 8.8% (13.9%) 1.8% Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - SALES & SEGMENT PROFIT % (millions of USD) Q4 F’23 Q4 F’22 Change Sales $ 118.4 $ 106.2 + 11.5% Segment Profit 18.4 16.9 + 9.1% Segment Profit % 15.6% 15.9% (30 bps) Organic For. Curr. Acquisitions • Organic sales growth in the mid-single digit percentages in F’24. • Continued growth in segment profit. OUTLOOK:

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 16

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2023	2022	2023	2022
Income before income taxes	$ 63,818	$ 53,990	$ 225,696	$ 191,980
Amortization expense	2,389	3,675	11,739	14,966
Gain on sale of business	-	-	(3,770)	-
Other non-routine charges	-	-	-	1,841
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 66,207**	**$ 57,665**	**$ 233,665**	**$ 208,787**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2023	2022	2023	2022
Income tax expense (GAAP measure)	$ 14,440	$ 12,926	$ 50,839	$ 42,001
Amortization expense	553	873	2,756	3,545
Gain on sale of business	-	-	(1,431)	-
Other non-routine charges	-	-	-	496
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 14,993**	**$ 13,799**	**$ 52,164**	**$ 46,042**

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Non-GAAP Reconciliations

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2023	2022	2023	2022
Net income (GAAP measure)	$ 49,378	$ 41,064	$ 174,857	$ 149,979
Amortization expense	1,836	2,802	8,983	11,421
Gain on sale of business	-	-	(2,339)	-
Other non-routine charges	-	-	-	1,345
Net Income Excluding Certain Items (non-GAAP measure)	**$ 51,214**	**$ 43,866**	**$ 181,501**	**$ 162,745**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2023	2022	2023	2022
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 1.00	$ 0.81	$ 3.51	$ 2.90
Amortization expense	0.04	0.06	0.18	0.22
Gain on sale of business	-	-	(0.05)	-
Other non-routine charges	-	-	-	0.03
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 1.04**	**$ 0.87**	**$ 3.64**	**$ 3.15**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2024 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 3.70	$ 3.95
Amortization expense	0.15	0.15
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 3.85**	**$ 4.10**